Ex. 99.11

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: September 30, 2005

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: October 10, 2005

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward (signature)
(Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of September 30, 2005

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending Inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	4,245	55,332
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	-	323,911
Total income	4,245	379,243
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	99,600
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	7,838
Supplies	387	2,580
Bad debts	-	-
Bank fees	367	7,476
Payroll taxes	842	8,379
Other taxes (property tax)	-	-
Interest expense	-	-
Stockholder services	1,758	19,667
Insurance	-	15,709
Travel and entertainment	111	6,060
Utilities and telephone	535	10,902
Professional and legal	33,833	623,311
Other expenses (Lease payments)	-	21,047
Other expenses (Employee benefit cost)	-	376
Other expenses (UAW retiree payments)	173,554	244,570
Other expenses (PBGC admin payment)	-	44,000
Other expenses (Federal income tax refund)	-	(1,025,062)
Other expenses (Record storage rental)	667	1,652
Other expenses (Condominium rental)	-	5,739
Other expenses (Trustee fees)	-	23,000
Other expenses (State tax expense/refund)	-	(11,717)
Other expenses (UNARCO enviro. expense)	-	543,547
Other expenses (Truckee Tahoe settlement)	-	80,000
Other expenses (Collection agcy, payroll serv.)	145	1,895
Total expenses	223,199	730,569
Net profit (loss)	(218,954)	(351,326)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended September 30, 2005

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		1,923,320
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of preferential transfers)		
Other receipts (Receipt customer bankruptcy distribution)	9,707	
Other receipts (Interest earned)	4,245	
Other receipts (Recovery of deposit)	15,982	
Other receipts (Federal income tax refund)	-	
Other receipts (Miscellaneous income)	-	
TOTAL RECEIPTS (Do not include beginning bank balance)		29,934
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	6,355	
Rent payments	667	
Lease payments	-	
Adequate protection payments	-	
Insurance (retroactive workers comp audit adjustment)	-	
Utilities/telephone	535	
** Tax payments	5,487	
Supplies	387	
Outside labor	1,295	
Travel/entertainment	111	
*** Payments to attorneys	34,538	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
General unsecured claim payments	1,380,985	
Other expenses (Stockholder services)	1,758	
Other expenses (Bank fees)	367	
Other expenses (UAW retiree payments)	173,554	
Other expenses (Collection agency, payroll service)	145	
TOTAL DISBURSEMENTS		1,606,184
NET CASH FLOW (Total receipts minus total disbursements)		(1,576,250)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		347,070

* This figure is the actual cash paid, i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended September 30, 2005

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 3,438	$ 3,438	$ -
** FICA - employee	-	842	842	-
** FICA - employer	-	842	842	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 5,122	$ 5,122	$ -
STATE AND LOCAL				
Withholding	$ -	$ 365	$ 365	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 365	$ 365	$ -

TOTAL TAXES PAID - from a. and b. above $ 5,487
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended September 30, 2005

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name		Cash Disbursements
03-17287-AJM-11	ROHN Industries, Inc.	$	1,001,305
03-17288-AJM-11	ROHN Construction, Inc.		166,697
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		108,994
03-17291-AJM-11	ROHN Installation Services, Inc.		3,561
03-17292-AJM-11	ROHN Products, Inc.		325,627
	Total Disbursements	$	1,606,184

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended September 30, 2005

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,902,172	
Post-petition	-	-	-	577,853	
Totals	$ -	$ -	$ -	$ 2,480,025	$ 2,480,025 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ 67,608	$ (1,522,793)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ 56,222	$ 45,373
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 1,525,000	$ 1,550,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 10,000	$ 10,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ 182,655	$ 182,655
	Disputed administrative claims reserve		$ -	$ -

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended September 30, 2005

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   X YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

   Pursuant to the Plan confirmed in the Debtors' cases, the Disbursing Agent appointed under the Plan made a second interim distribution of cash to holders of general unsecured claims. A pro rata payment of 9% was distributed on account to holders of allowed general unsecured claims on account of such allowed claims.

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? **$ 1,890,615 (over 90 days)***.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2005 for general liability, workers compensation, umbrella liability and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. Total number of employees at beginning of this period. (August 31, 2005)	2	1
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	1
d. Total number of employees on payroll at the end of the period. (September 30, 2005)	2	0